ACCRUED EXPENSES AND OTHER CURRENT LIABILITIES (Tables)	12 Months Ended
Dec. 31, 2024
ACCRUED EXPENSES AND OTHER CURRENT LIABILITIES
Schedule of accrued expenses and other current liabilities

	As of December 31,
	2024	2023
Due to buyer of KAG arising from disposal of KAG (Note 3)	$2,162	$4,158
Loan payable (1)	205	211
Accrued professional fee	494	587
Individual income tax payable	2,207	2,207
Used car services payables	—	284
Other taxes payable	—	135
Others	2,682	1,321
Total	$7,750	$8,903
(1)	Loans payable